Gintel Fund

   Supplement dated November 19, 2002 to the prospectus dated April 30, 2002.

      This supplement contains important information and should be read in conjunction with the prospectus of Gintel Fund (the "Fund").

                                    SEC Order

      On November 8, 2002, the Securities and Exchange Commission (the "SEC") instituted and simultaneously settled public administrative and cease-and-desist proceedings (the "Order") against Gintel Asset Management, Inc., the investment adviser of the Fund (the "Adviser"); Gintel & Co. LLC, the distributor of the Fund (the "Distributor"); Robert M. Gintel, the firms' chief executive officer and a portfolio manager and Chairman of the Board, Chief Executive Officer and a Trustee of the Fund; and Stephen G. Stavrides, the firms' president and the compliance officer, President, Treasurer and a Trustee of the Fund. The Order found multiple violations during the period from 1997 to 1999 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Exchange Act of 1934 (the "Exchange Act"), as follows:

      1. Mr. Gintel effected at least 40 cross trades on a principal basis and 40 cross trades on an affiliated basis among the Fund, accounts in which he had an ownership interest and other non-affiliated accounts, in violation of the 1940 Act.

      2. Mr. Gintel engaged in extensive personal trading in securities, frequently within seven days of trades in the same securities by the Fund and other clients, in violation of the Fund's and the Adviser's joint Code of Ethics. According to the Order, Mr. Stavrides did not adequately document the shortening or lengthening of the Codes' blackout periods for personal trading.

      3. The affiliated and principal transactions described above and the failure to apply provisions of the Code of Ethics to Mr. Gintel resulted in inaccurate statements in the Adviser's Forms ADV (its federal investment adviser registration form) and the Fund's Forms N-SAR (its semiannual report) during the relevant time period. As a result, Mr. Stavrides violated the Advisers Act and the 1940 Act by preparing and filing these forms containing false statements. The Adviser's Form ADV and the Fund's Form N-SAR were amended to correct the inaccurate statements on October 18, 2000 and October 4, 2000, respectively.

      4. The Adviser and the Distributor also failed to establish, maintain, and enforce procedures reasonably designed to prevent the misuse of material nonpublic information, in violation of the Exchange Act.

      Each of the Respondents agreed to settle the charges, without admitting or denying the SEC's findings. The Order censures each of the Respondents and orders them to pay the following civil penalties: the Adviser, $100,000; the Distributor, $75,000; Mr. Gintel, $75,000; and Mr. Stavrides, $25,000. The Order also orders Mr. Gintel to disgorge to clients approximately $489,000 and approximately $170,000 in prejudgment interest and suspends him from association with any investment adviser, broker-dealer, or registered investment company for a period of six months. The Order prohibits the Adviser from soliciting or accepting new advisory clients for one year after entry of the Order and orders the Adviser and the Distributor to comply with undertakings that include hiring an independent consultant to review their compliance procedures. Finally, the Respondents are ordered to cease and desist from violating various provisions of the Advisers Act, the 1940 Act and the Exchange Act.

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       Management of the Fund -- Investment Adviser and Portfolio Manager

      The following information modifies the discussion of the Fund's management, beginning at page four of the prospectus.

Investment Adviser

      As of November 8, 2002, Mr. Gintel owned over 25% of the Adviser's shares and is therefore deemed to control the Adviser. In connection with the Order, he agreed to place his shares of the Adviser in a trust, which resulted in a change in control of the Adviser and, under the 1940 Act, an assignment of the investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). By its terms, the Advisory Agreement terminated upon its assignment.

      At its meeting on October 9, 2002, the Board of Trustees of the Fund (the "Board") approved an Interim Agreement with the Adviser that took effect on the day that the Advisory Agreement terminated due to its assignment. Under Rule 15a-4 under the 1940 Act, the Fund is permitted to enter into the Interim Agreement without shareholder approval for a period of no more than 150 days. Under the Interim Agreement, the Adviser is paid a fee (which is held in escrow) equal to the fee payable under the Advisory Agreement. The ability of the Adviser to receive the payments held in escrow, other than the Adviser's costs, is subject to shareholders approving a new investment advisory agreement with the Adviser.

      As of the date of this prospectus supplement, the Board has not determined whether it is in the best interests of the Fund and its shareholders to submit a new investment advisory agreement for shareholder approval. The Board will continue to review the various options available to the Fund in evaluating what is in the best interests of the Fund and its shareholders.

Portfolio Managers

      As of November 8, 2002, Mr. Gintel no longer serves as a portfolio manager of the Fund.

                                      * * *

      Please insert this supplement in the front of your prospectus. For more information, or to obtain a copy of the Order, please call the Fund toll-free at 1-800-243-5808.